                                                                   EXHIBIT 10(c)

                            AGREEMENT AND AMENDMENT


          AGREEMENT AND AMENDMENT, dated as of June 17, 1997 (the "June 1997
                                                                   ---------
364-Day Agreement and Amendment"), among COLUMBIA/HCA HEALTHCARE CORPORATION, a
-------------------------------
Delaware corporation formerly known as Columbia Healthcare Corporation (the "Company"), the several banks and other financial institutions from time to time
 -------
parties hereto (the "Banks"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                     -----
ASSOCIATION, BANK OF NEW YORK, CITIBANK, N.A., DEUTSCHE BANK AG, FLEET NATIONAL BANK, FUJI BANK LIMITED, INDUSTRIAL BANK OF JAPAN, LIMITED, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, NATIONSBANK, N.A., PNC BANK, KENTUCKY, INC., UNION BANK OF SWITZERLAND and WACHOVIA BANK OF GEORGIA, N.A., as Co-Agents (collectively, the "Co-Agents"), SAKURA BANK LIMITED, SUMITOMO BANK LIMITED,
                    ---------
SUNTRUST BANK, NASHVILLE, N.A. and WELLS FARGO BANK, N.A. as Lead Managers (collectively, the "Lead Managers") and THE CHASE MANHATTAN BANK, a New York
                    -------------
banking corporation formerly known as Chemical Bank, as agent for the Banks hereunder (in such capacity, the "Agent") and as CAF Loan agent (in such
                                  -----
capacity, the "CAF Loan Agent").
               --------------


                             W I T N E S S E T H :
                             - - - - - - - - - -


          WHEREAS, for the convenience of the parties to the agreement and amendment dated as of February 28, 1996 (the "February 1996 Agreement and
                                              ---------------------------
Amendment"), among the Company, the several banks and other financial
---------
institutions from time to time parties thereto and Chase, as agent for the Banks hereunder and as CAF Loan agent, a composite conformed copy (the "364-Day
                                                                  -------
Composite Conformed Credit Agreement") of the Credit Agreement, dated as of
------------------------------------
February 10, 1994 as incorporated by reference into and amended by the September 1994 Agreement and Amendment, the February 1995 Agreement and Amendment and the February 1996 Agreement and Amendment (the "Original Credit Agreement") was
                                            -------------------------
prepared and delivered to such parties;

          WHEREAS, the Company, the Co-Agents, the Lead Managers, the Agent, the CAF Loan Agent and certain banks and other financial institutions (the "Original
                                                                        --------
Banks") are parties to the Agreement and Amendment, dated as of February 26,
-----
1997 (the "February 1997 364-Day Agreement and Amendment") which adopts and
           ---------------------------------------------
incorporates by reference all of the terms and provisions of the 364-Day Composite Conformed Credit Agreement, subject to the amendment thereto provided for in the February 1997 364-Day Agreement and Amendment;

          WHEREAS, effective as of the Closing Date (as defined below), the Company intends to terminate the Commitments (as defined in the 364-Day Composite Conformed Credit Agreement) of the Original Banks under the 364-Day Composite Conformed Credit

Agreement pursuant to subsection 2.4(a) of the 364-Day Composite Conformed Credit Agreement;

          WHEREAS, the Company has requested that the Co-Agents, the Lead Managers, the Agent, the CAF Loan Agent and the Banks enter into a new agreement adopting and incorporating by reference all of the terms and provisions of the 364-Day Composite Conformed Credit Agreement with certain amendments and modifications thereto;

          WHEREAS, the Available Commitments under the February 1997 364-Day Agreement and Amendment are being increased from $2,000,000,000 up to $3,000,000,000;

          WHEREAS, the Co-Agents, the Lead Managers, the Agent, the CAF Loan Agent and the Banks are willing to so enter into a new agreement, but only upon the terms and subject to the conditions set forth below; and

          NOW THEREFORE, in consideration of the promises and mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the parties hereto hereby agree as follows:

          SECTION 1.  Adoption and Incorporation of 364-Day Composite Conformed
                      ---------------------------------------------------------
Credit Agreement.  Subject to the amendments and modifications set forth in
----------------
Sections 3 through 13 of this Agreement, all of the terms and provisions of the 364-Day Composite Conformed Credit Agreement are hereby adopted and incorporated by reference into this Agreement, with the same force and effect as if fully set forth herein.

          SECTION 2.  Definitions.  As used in this Agreement, terms defined
                      -----------
herein are used as so defined and, unless otherwise defined herein, terms defined in the 364-Day Composite Conformed Credit Agreement are used herein as therein defined.

          SECTION 3.  Defined Terms.  For purposes of this Agreement, subsection
                      -------------
1.1 of the 364-Day Composite Conformed Credit Agreement as adopted and incorporated by reference into this Agreement is hereby amended as follows:

          (a) by deleting the defined terms "Agreement", "Applicable Margin", "Closing Date", "Original Banks", "Original Credit Agreement" and "Termination Date" in their entirety and substituting in lieu thereof in proper alphabetical order the following:

               "`Agreement':  the 364-Day Composite Conformed Credit Agreement
                 ---------
          as adopted and incorporated by
          reference into, and as amended by, the February 1997 364-Day Agreement and Amendment and the June 1997 364-Day Agreement and Amendment and as further amended, supplemented or otherwise modified from time to time.";

               "`Applicable Margin':  (i) with respect to Alternate Base Rate
                 -----------------
          Loans, 0% per annum and (ii) with respect to Eurodollar Loans, 0.20% per annum.";

               "`Closing Date':  the date on which all of the conditions
                 ------------
          precedent for the Closing Date set forth in Section 14 of the June 1997 364-Day Agreement and Amendment shall have been fulfilled.

               "`Original Banks':  as defined in the recitals to the June 1997
                 --------------
          364-Day Agreement and Amendment.";

               "`Original Credit Agreement':  as defined in the Recitals to the
                 -------------------------
          June 1997 364-Day Agreement and Amendment."; and

               "`Termination Date':  the date upon which the Commitments shall
                 ----------------
          terminate, which shall be one day before the first anniversary of the Closing Date (or, if such date is not a Business Day, the next preceding Business Day), or such other Business Day to which the Termination Date may be changed pursuant to subsection 2.4 of the 364-Day Composite Conformed Credit Agreement."

          (b) by deleting paragraph (4) in the definition of "Interest Period" in its entirety and substituting in lieu thereof the following:

               "(4) any Interest Period pertaining to a Eurodollar Loan that would otherwise end after the Maturity Date shall end on the Maturity Date; and"

          (c) by inserting in said subsection 1.1 of the 364-Day Composite Conformed Credit Agreement in the appropriate alphabetical order the following defined terms:

               "`364-Day Composite Conformed Credit Agreement':  as defined in
                 --------------------------------------------
          the recitals to the June 1997 364-Day Agreement and Amendment.";

               "`June 1997 364-Day Agreement and Amendment':  the Agreement and
                 -----------------------------------------
          Amendment, dated as of June 17, 1997, among the Company, the Banks, the Co-Agents, the Lead Managers, the Agent and the CAF Loan Agent"; and

               "`Maturity Date'":  the date upon which any outstanding Revolving
                 -------------
          Credit Loan, evidenced by a Revolving Credit Note pursuant to Section 2.1(b) of the 364-Day Composite Conformed Credit Agreement, shall mature, which date shall be the first anniversary of the Termination Date as in effect at such time."

          SECTION 4.  Revolving Credit Loans and Revolving Credit Notes.  For
                      -------------------------------------------------
purposes of this Agreement, subsection 2.1(b) of the 364-Day Composite Conformed Credit Agreement as adopted and incorporated by reference into this Agreement is hereby amended by deleting the phrase "Termination Date" in subsection (y) of the last sentence thereof and substituting in lieu thereof the phrase "Maturity Date".

          SECTION 5.  Facility Fee.  For purposes of this Agreement, subsection
                      ------------
2.3(a) of the 364-Day Composite Conformed Credit Agreement as adopted and incorporated by reference into this Agreement is hereby amended by deleting the word "0.070%" therein and substituting in lieu thereof the word "0.050%". The facility fee shall be payable after the Termination Date on the average aggregate principal amount of the outstanding Revolving Credit Loans for the period for which payment is made, payable quarterly on the last day of each March, June, September and December and on any earlier date on which the Commitments are repaid in full.

          SECTION 6.  Extension of Commitments.  For purposes of this Agreement,
                      ------------------------
subsection 2.4(b) of the 364-Day Composite Conformed Credit Agreement as adopted and incorporated by reference into this Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

          "(b) The Company may request, in a notice given as herein provided to the Agent and each of the Banks not less than 60 days and not more than 90 days prior to the Termination Date, that the Termination Date be extended, which notice shall specify that the requested extension is to be effective (the "Effective Date") on the Termination Date, and that the new
           --------------
     Termination Date to be in effect following such extension (the "Requested
                                                                     ---------
     Termination Date") is to be the date which is one day before the first
     ----------------
     anniversary of the Termination Date (or, if such date is not a Business Day, the next preceding Business Day). Each Bank shall, not later than 30 days following such notice, notify the Company and the Agent of its election to extend or not to extend the Termination Date with respect to its Commitment. The Company may, not later than 15 days following such notice from the Banks, revoke its request to extend the Termination Date. If the Required Banks elect to extend the Termination Date with respect to their Commitments and the Company has not revoked its request to extend the Termination Date, then, subject to the provisions of this subsection 2.4, the Termination Date shall be extended for an additional 364-day period. Notwithstanding any provision of this Agreement to the contrary, any notice by any Bank of its willingness to extend the Termination Date with respect to its Commitment shall be revocable by such Bank in its sole and absolute discretion at any time prior to the date which is 15 days following such notice from the Banks. Any Bank which shall not notify the Company and the Agent of its election to extend the Termination Date within 30 days following such notice shall be deemed to have elected not to extend the Termination Date with respect to its Commitment."

          SECTION 7.  Financial Information.  For purposes of this Agreement,
                      ---------------------
subsection 3.3 of the 364-Day Composite Conformed Credit Agreement as adopted and incorporated by reference into this Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

          "3.3  Financial Information.  The Company has furnished to the Agent
                ---------------------
     and each Bank copies of the following:

          (a) the Annual Report of the Company for the fiscal year ended December 31, 1996, containing the consolidated balance sheet of the Company and its Subsidiaries as at said date and the related consolidated statements of income, common stockholders' equity and changes in financial position for the fiscal year then ended, accompanied by the opinion of an Auditor;

          (b) the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 1996;

          (c) quarterly financial statements of the Company, including balance sheets, for the fiscal period ended March 31, 1997; and

          (d) Current Reports on Form 8-K filed with the Securities and Exchange Commission on April 14, 1997.

     Such financial statements (including any notes thereto) have been prepared in accordance with GAAP and fairly present the financial conditions of the corporations covered thereby at the dates thereof and the results of their operations for the periods covered thereby, subject to normal year-end adjustments in the case of interim statements. As of the date hereof, neither the Company nor any of its Subsidiaries has any known contingent liabilities of any significant amount which are not referred to in said financial statements or in the notes thereto which could reasonably be expected to have a material adverse effect on the business or assets or on the condition, financial or otherwise, of the Company and its Subsidiaries, on a consolidated basis.".

          SECTION 8.  Litigation.  For purposes of this Agreement, subsection
                      ----------
3.6 of the 364-Day Composite Conformed Credit Agreement as adopted and incorporated by reference into this Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

          "3.6  Litigation.  Except as disclosed in the Company's Annual Report
                ----------
     on Form 10-K for its fiscal year ended December 31, 1996 and its Quarterly Report on Form 10-Q for its fiscal quarter ended March 31, 1997, in each case as filed with the Securities and Exchange Commission and previously distributed to the Banks, and except as set forth on Schedule V hereto, there is no litigation, at law or in equity, or any proceeding before any federal, state, provincial or municipal board or other governmental or administrative agency pending or to the knowledge of the Company threatened which, after giving effect to any applicable insurance, may involve any material risk of a material adverse effect on the business or assets or on the condition, financial or otherwise, of the Company and its Subsidiaries on a consolidated basis or which seeks to enjoin the consummation of any of the transactions contemplated by this Agreement or any other Loan Document and involves any material risk that any such injunction will be issued, and no judgment, decree, or order of any federal, state, provincial or municipal court, board or other governmental or administrative agency has been issued against the Company or any Subsidiary which has, or may involve, a material risk of a material adverse effect on the business or assets or on the condition, financial or otherwise, of the Company and its Subsidiaries on a consolidated basis. The Company does not believe that the final resolution of the matters disclosed in its Annual Report on Form 10-K for its fiscal year ended December 31, 1996 and its Quarterly Report on Form 10-Q for its fiscal quarter ended March 31, 1997, in each case as filed with the Securities and Exchange Commission and previously distributed to the Banks, and of the matters set forth on Schedule V hereto will have a material adverse effect on the business or assets or condition, financial or otherwise, of the Company and its Subsidiaries on a consolidated basis."

          SECTION 9.  Ratio of Total Debt to Tangible Net Worth.  For purposes
                      -----------------------------------------
of this Agreement, subsection 5.6 of the 364-Day Composite Conformed Credit Agreement as adopted and incorporated by reference into this Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

          "5.6  Ratio of Total Debt to Tangible Net Worth.  At any time after
                -----------------------------------------
     March 31, 1997 the Company and its Subsidiaries will not at any such time have outstanding Consolidated Total Debt in an amount in excess of 300% of Consolidated Tangible Net Worth.

          SECTION 10.  Commitment Amounts and Percentages; Lending Offices;
                       ----------------------------------------------------
Addresses for Notice.  For purposes of this Agreement, Schedule I to the 364-Day
--------------------
Composite Conformed Credit Agreement as adopted and incorporated by reference into this Agreement is hereby amended by deleting such Schedule in its entirety and substituting in lieu thereof Schedule I to this Agreement.

          SECTION 11.  Subsidiaries of the Company.  For purposes of this
                       ---------------------------
Agreement, Schedule II to the 364-Day Composite Conformed Credit Agreement as adopted and incorporated by reference into this Agreement is hereby amended by deleting such Schedule in its entirety and substituting in lieu thereof Schedule II to this Agreement.

          SECTION 12.  Indebtedness.  For purposes of this Agreement, Schedule
                       ------------
III to the 364-Day Composite Conformed Credit Agreement as adopted and incorporated by reference into this Agreement is hereby amended by deleting such
Schedule in its entirety and substituting in lieu thereof Schedule III to this Agreement.

          SECTION 13.  Litigation.  For purposes of this Agreement, the 364-Day
                       ----------
Composite Conformed Credit Agreement as adopted and incorporated by reference into this Agreement is hereby amended by adding thereto Schedule V to this Agreement.

          SECTION 14.  Conditions Precedent.  The obligations of each Bank to
                       --------------------
make the Loans contemplated by subsections 2.1 and 2.2 of the 364-Day Composite Conformed Credit Agreement as adopted and incorporated by reference into this Agreement shall be subject to the compliance by the Company with its agreements herein contained (including its agreements contained in the 364-Day Composite Conformed Credit Agreement as adopted and incorporated by reference into this Agreement) and to the satisfaction on or before the Closing Date of the following further conditions:

          (a)  Loan Documents.  The Agent shall have received (i) this
               --------------
     Agreement, executed and delivered by a duly authorized officer of the Company, with a counterpart for each Bank, and (ii) for the account of each Bank requesting the same, a Revolving Credit Note and a Grid CAF Loan Note conforming to the requirements hereof and executed by a duly authorized officer of the Company.

          (b)  Legal Opinions.  On the Closing Date each Bank shall have
               --------------
     received from any general, associate, or assistant general counsel to the Company or any other counsel to the Company satisfactory to the Agent, such opinions as the Agent shall have reasonably requested with respect to the transactions contemplated by this Agreement.

          (c)  Company Officers' Certificate.  The representations and
               -----------------------------
     warranties contained in Section 3 of the 364-Day Composite Conformed Credit Agreement as adopted and incorporated by reference into, and as amended by, this Agreement shall be true and correct on the Closing Date with the same force and effect as though made on and as of such date; on and as of the Closing Date and after giving effect to this Agreement, no Default shall have occurred (except a Default which shall have been waived in writing or which shall have been cured) and no Default shall exist after giving effect to the Loan to be made; and the Agent shall have received a certificate containing a representation to these effects dated the Closing Date and signed by a Responsible Officer.

          (d) General.  All instruments and legal and corporate proceedings in
              -------
     connection with the Loans contemplated by this Agreement shall be satisfactory in form and substance to the Agent, and the Agent shall have received copies of all documents, and favorable legal opinions and records of corporate proceedings, which the Agent may have reasonably requested in connection with the Loans and other transactions contemplated by this Agreement.

          (e)  Termination of Commitments of the Original Banks.  On the Closing
               ------------------------------------------------
     Date, the Commitments (as defined in the 364-Day Composite Conformed Credit Agreement) of the Original Banks under the February 1997 364-Day Agreement and Amendment shall have been terminated.

          SECTION 15.  Expenses.  The Company agrees to pay or reimburse the
                       --------
Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the Notes and any other documents prepared in connection herewith, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

          SECTION 16.  GOVERNING LAW.  THIS AGREEMENT AND THE NOTES AND THE
                       -------------
RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          SECTION 17.  Counterparts.  This Agreement may be executed by one or
                       ------------
more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Company and the Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                COLUMBIA/HCA HEALTHCARE CORPORATION


                                By: /s/ David G. Anderson
                                    -------------------------------------
                                    Name:  David G. Anderson
                                    Title: Vice President - Finance and
                                           Treasurer



                                THE CHASE MANHATTAN BANK, as Agent, as CAF
                                Loan Agent and as a Bank


                                By: /s/ Dawn Lee Lum
                                    --------------------------------------
                                    Name:  Dawn Lee Lum
                                    Title: Vice President

                                ABN AMRO BANK N.V., as a Bank


                                By: /s/ Larry Kelley
                                    ------------------------------
                                    Name:  Larry Kelley
                                    Title: Group Vice President

                                By: /s/ Steven Hipsman
                                    ------------------------------
                                    Name:  Steven Hipsman
                                    Title: Vice President


                                ARAB BANK PLC, GRAND CAYMAN BRANCH, as a Bank


                                By: /s/ Nofal S. Barbar
                                    ------------------------------
                                    Name:  Nofal S. Barbar
                                    Title: EVP & Regional Manager


                                BANCA MONTE DEI PASCHI DI SIENA SpA, as a Bank


                                By: /s/ G. Natalicchi
                                    ------------------------------
                                    Name:  G. Natalicchi
                                    Title: S.V.P. & General Manager

                                By: /s/ S.M. Sondak
                                    -------------------------------
                                    Name:  S.M. Sondak
                                    Title: F.V.P. & Dep. General Manager


                                BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                ASSOCIATION, as a Co-Agent and as a Bank


                                By: /s/ Anthony L. Trunzo
                                    ------------------------------
                                    Name:  Anthony Trunzo
                                    Title: Vice President


                                THE BANK OF NEW YORK, as a Co-Agent and as a
                                Bank

                                By: /s/ Ann Marie Hughes
                                    ------------------------------
                                    Name:  Ann Marie Hughes
                                    Title: Assistant Vice President

                                THE BANK OF NOVA SCOTIA, as a Bank


                                By: /s/ W.J. Brown
                                    -------------------------------
                                    Name:  W.J. Brown
                                    Title: Vice President


                                BANK OF TOKYO-MITSUBISHI TRUST COMPANY, as a Bank


                                By: /s/ Douglas J. Weir
                                    ------------------------------
                                    Name:  Douglas J. Weir
                                    Title: Vice President


                                BANK ONE, TEXAS, N.A., as a Bank


                                By: /s/ C.L. Turner III
                                    ------------------------------
                                    Name:  C.L. Turner III
                                    Title: Vice President


                                BANQUE NATIONALE DE PARIS - Houston Agency, as a Bank


                                By: /s/ David P. Camp
                                    ------------------------------
                                    Name:  David P. Camp
                                    Title: Banking Officer


                                BARNETT BANK, N.A., as a Bank


                                By: /s/ Bradley M. Harrell
                                    ------------------------------
                                    Name:  Bradley M. Harrell
                                    Title: Senior Vice President


                                CITIBANK, N.A., as a Co-Agent and as a Bank


                                By: /s/ Margaret Au Brown
                                    ------------------------------
                                    Name:  Margaret Au Brown
                                    Title: Managing Director

                                COMERICA BANK, as a Bank


                                By: /s/ Charles A. Viane
                                    ------------------------------
                                    Name:  Charles A. Viane
                                    Title: Vice President


                                CORESTATES BANK, N.A., as a Bank


                                By: /s/ Elizabeth D. Morris
                                    ------------------------------
                                    Name:   Elizabeth D. Morris
                                    Title:  Vice President


                                CRESTAR BANK, as a Bank


                                By: /s/ C. Gray Key
                                    ------------------------------
                                    Name:  C. Gray Key
                                    Title: Vice President


                                THE DAI-ICHI KANGYO BANK, LIMITED, ATLANTA
                                AGENCY, as a Bank


                                By: /s/ Tatsuji Noguchi
                                    ------------------------------
                                    Name:  Tatsuji Noguchi
                                    Title: Joint General Manager


                                DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN ISLANDS BRANCH(ES), as a Co-Agent and as a Bank


                                By: /s/ Alka Jain Goyal
                                    ------------------------------
                                    Name:  Alka Jain Goyal
                                    Title: Assistant Vice President

                                By: /s/ Iain Stewart
                                    -------------------------------
                                    Name:  Iain Stewart
                                    Title: Vice President


                                FIRST AMERICAN NATIONAL BANK, as a Bank


                                By: /s/ Sandy Hamrick
                                    ------------------------------
                                    Name:   Sandy Hamrick
                                    Title:  Vice President

                                THE FIRST NATIONAL BANK OF CHICAGO,
                                as a Bank


                                By: /s/ Jay G. Sepanski, as Authorized Agent
                                    ----------------------------------------
                                    Name:  Jay G. Sepanski
                                    Title: Assistant Vice President


                                FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as a Bank

                                By: /s/ Joseph H. Towell
                                    -----------------------------------------
                                    Name:  Joseph H. Towell
                                    Title: Senior Vice President


                                FLEET NATIONAL BANK, as a Co-Agent and as a Bank


                                By: /s/ Amy E. Fredericks
                                    -----------------------------------------
                                    Name:  Amy E. Fredericks
                                    Title: Senior Vice President


                                THE FUJI BANK LIMITED, as a Co-Agent and as a Bank


                                By: /s/ Toshihiro Mitsui
                                    -----------------------------------------
                                    Name:  Toshihiro Mitsui
                                    Title: Vice President and Manager


                                THE INDUSTRIAL BANK OF JAPAN, LIMITED, ATLANTA AGENCY, as a Co-Agent and as a Bank


                                By: /s/ Kazuo Iida
                                    -----------------------------------------
                                    Name:  Kazuo Iida
                                    Title: General Manager


                                KEYBANK NATIONAL ASSOCIATION, as a Bank


                                By: /s/ Tom Purcell
                                    -----------------------------------------
                                    Name:  Tom Purcell
                                    Title: Vice President

                                THE MITSUBISHI TRUST AND BANKING CORPORATION, as a Bank

                                By: /s/ Patricia Loret de Mola
                                    -----------------------------------------
                                    Name:  Patricia Loret de Mola
                                    Title: Senior Vice President


                                THE MITSUI TRUST AND BANKING COMPANY, LIMITED, NEW YORK BRANCH, as a Bank

                                By: /s/ Margaret Holloway
                                    -----------------------------------------
                                    Name:  Margaret Holloway
                                    Title: Vice President & Manager


                                MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Co-Agent and as a Bank

                                By: /s/ Penelope J.B. Cox
                                    -----------------------------------------
                                    Name:  Penelope J.B. Cox
                                    Title: Vice President


                                NATIONAL CITY BANK OF KENTUCKY, as a Bank


                                By: /s/ Deroy Scott
                                    -----------------------------------------
                                    Name:  Deroy Scott
                                    Title: Vice President


                                NATIONSBANK, N.A. as a Co-Agent and as a Bank


                                By: /s/ Kevin Wagley
                                    -----------------------------------------
                                    Name:  Kevin Wagley
                                    Title: Vice President


                               THE NORINCHUKIN BANK, NEW YORK BRANCH, as a Bank


                                By: /s/ Takeshi Akimoto
                                    -----------------------------------------
                                    Name:  Takeshi Akimoto
                                    Title: General Manager

                                THE NORTHERN TRUST COMPANY, as a Bank


                                By: /s/ James F.T. Monhart
                                    -----------------------------------------
                                    Name:  James F.T. Monhart
                                    Title: Vice President


                                PNC BANK, KENTUCKY, INC. as a Co-Agent and as a Bank

                                By: /s/ Kathryn M. Bohr
                                    -----------------------------------------
                                    Name:  Kathryn M. Bohr
                                    Title: Vice President


                                THE SAKURA BANK, LTD. NEW YORK BRANCH, as a Lead Manager and as a Bank

                                By: /s/ Yasumasa Kikuchi
                                    -----------------------------------------
                                   Name:  Yasumasa Kikuchi
                                   Title: Senior Vice President


                                THE SUMITOMO BANK, LIMITED, as a Lead Manager and as a Bank

                                By: /s/ Masayuki Fukushima
                                    -----------------------------------------
                                    Name:  Masayuki Fukushima
                                    Title: Joint General Manager


                                THE SUMITOMO TRUST & BANKING CO., LTD., NEW YORK BRANCH, as a Bank

                                By: /s/ Suraj P. Bhatia
                                    -----------------------------------------
                                    Name:  Suraj P. Bhatia
                                    Title: Senior Vice President
                                           Manager, Corporate Finance Dept.


                                SUNTRUST BANK, NASHVILLE, N.A., as a Lead
                                Manager and as a Bank

                                By: /s/ Mark D. Mattson
                                    -----------------------------------------
                                    Name:  Mark D. Mattson
                                    Title: Vice President

                                THE TOKAI BANK, LIMITED, NEW YORK BRANCH, as a Bank

                                By: /s/ Stuart Schulman
                                    -----------------------------------------
                                    Name:  Stuart Schulman
                                    Title: Deputy General Manager


                                TORONTO DOMINION (TEXAS), INC., as a Bank


                                By: /s/ Lisa Allison
                                    -----------------------------------------
                                    Name:  Lisa Allison
                                    Title: Vice President


                                THE TOYO TRUST & BANKING CO., LTD., as a Bank


                                By: /s/ K. Yamauchi
                                    -----------------------------------------
                                    Name:  K. Yamauchi
                                    Title: Vice President


                                UNION BANK OF SWITZERLAND, NEW YORK BRANCH, as a Co-Agent and as a Bank

                                By: /s/ Steven A. Cayer
                                    -----------------------------------------
                                    Name:  Steven A. Cayer
                                    Title: Assistant Vice President

                                By: /s/ Eduardo Salazar
                                    -----------------------------------------
                                    Name:  Eduardo Salazar
                                    Title: Vice President


                                UNION PLANTERS BANK OF MIDDLE TENNESSEE, N.A.

                                By: /s/ Steven A. Koenig
                                    -----------------------------------------
                                    Name:  Steven A. Koenig
                                    Title: Senior Vice President


                                WACHOVIA BANK OF GEORGIA, N.A., as a Co-Agent and as a Bank

                                By: /s/ Charles Dee O'Dell II
                                    -----------------------------------------
                                    Name:  Charles Dee O'Dell II
                                    Title: Vice President

                                WELLS FARGO BANK, N.A., as a Lead Manager and as a Bank

                                By: /s/ David B. Hollingsworth
                                    -----------------------------------------
                                    Name:  David B. Hollingsworth
                                    Title: Vice President

                                By: /s/ Rachel T. Uyama
                                    -----------------------------------------
                                    Name:  Rachel T. Uyama
                                    Title: Assistant Vice President

                                  SCHEDULE I
                                  ----------

                      Commitment Amounts and Percentages;
                     Lending Offices; Addresses for Notice
                     -------------------------------------


                    A.  COMMITMENT AMOUNTS AND PERCENTAGES.


                                            COMMITMENT   COMMITMENT
NAME OF BANK                                  AMOUNT     PERCENTAGE
------------                               ------------  -----------

THE CHASE MANHATTAN BANK                   $156,250,000       5.208%

CITIBANK, N.A.                              130,000,000       4.333

BANK OF AMERICA NATIONAL TRUST              130,000,000       4.333
  AND SAVINGS ASSOCIATION

THE BANK OF NEW YORK                        130,000,000       4.333

DEUTSCHE BANK AG,                           130,000,000       4.333
  NEW YORK AND/OR CAYMAN ISLANDS BRANCH

FLEET NATIONAL BANK                         130,000,000       4.333

THE FUJI BANK LIMITED                       130,000,000       4.333

THE INDUSTRIAL BANK OF JAPAN,               130,000,000       4.333
  LIMITED, ATLANTA AGENCY

MORGAN GUARANTY TRUST COMPANY               130,000,000       4.333
  OF NEW YORK

NATIONSBANK, N.A.                           130,000,000       4.333

PNC BANK, KENTUCKY, INC.                    130,000,000       4.333

UNION BANK OF SWITZERLAND,                  130,000,000       4.333
  NEW YORK BRANCH

WACHOVIA BANK OF GEORGIA, N.A.              130,000,000       4.333

THE SAKURA BANK, LTD.                       101,250,000       3.375
  NEW YORK BRANCH

THE SUMITOMO BANK, LIMITED                  101,250,000       3.375

SUNTRUST BANK, NASHVILLE, N.A.              101,250,000       3.375

WELLS FARGO BANK, N.A.                      101,250,000       3.375

TORONTO DOMINION (TEXAS), INC.               75,000,000       2.500

BANK OF TOKYO-MITSUBISHI TRUST COMPANY       62,500,000       2.083

THE DAI-ICHI KANGYO BANK, LIMITED,           56,250,000       1.875
  ATLANTA AGENCY

THE NORTHERN TRUST COMPANY                   56,250,000       1.875

ABN AMRO BANK N.V.                           40,000,000       1.333


FIRST UNION NATIONAL BANK OF               37,500,000         1.250
  NORTH CAROLINA

ARAB BANK PLC, GRAND CAYMAN BRANCH         37,500,000         1.250

BANK ONE TEXAS, N.A.                       37,500,000         1.250

BANQUE NATIONALE DE PARIS                  37,500,000         1.250

THE FIRST NATIONAL BANK OF CHICAGO         37,500,000         1.250

THE NORINCHUKIN BANK, NEW YORK BRANCH      37,500,000         1.250

THE MITSUI TRUST & BANKING CO., LTD.,      37,500,000         1.250
  NEW YORK BRANCH

THE TOKAI BANK, LIMITED, NEW YORK BRANCH   37,500,000         1.250

BANCA MONTE DEI PASCHI DI SIENNA, SpA      37,500,000         1.250

BARNETT BANK, N.A.                         30,000,000         1.000

THE BANK OF NOVA SCOTIA                    25,000,000         0.833

COMERICA BANK                              25,000,000         0.833

CORESTATES BANK, N.A.                      25,000,000         0.833

FIRST AMERICAN NATIONAL BANK               25,000,000         0.833

THE MITSUBISHI TRUST AND BANKING           25,000,000         0.833
  CORPORATION

NATIONAL CITY BANK OF KENTUCKY             25,000,000         0.833

THE SUMITOMO TRUST & BANKING CO.,          22,500,000         0.750
  LTD., NEW YORK BRANCH

KEYBANK NATIONAL ASSOCIATION               18,750,000         0.625

THE TOYO TRUST & BANKING CO., LTD.         12,500,000         0.417

CRESTAR BANK                               10,000,000         0.333

UNION PLANTERS BANK OF MIDDLE               7,500,000         0.250
                                           ----------        ------
  TENNESSEE, N.A.

 TOTAL                                 $3,000,000,000        100.00%
                                       ==============        ======


B.  LENDING OFFICES; ADDRESSES FOR NOTICE.


   THE CHASE MANHATTAN BANK
   ------------------------

   Domestic Lending Office:        Chase Manhattan
                                   270 Park Avenue
                                   New York, NY  10017

   Eurodollar Lending Office:      Chase Manhattan
                                   270 Park Avenue
                                   New York, NY  10017

   Address for Notices:            Chase Manhattan
                                   One Chase Manhattan Plaza
                                   8th floor
                                   New York, NY 10081
                                   Attention: Hilma Gabbiden
                                   Telecopy: (212) 552-7500
                                   Confirmation: (212) 552-4560

                                   The Chase Manhattan Bank
                                   270 Park Avenue
                                   New York, NY 10017
                                   Attention: Dawn Lee Lum
                                   Telecopy: (212) 270-3279
                                   Confirmation: (212) 270-2472

   ABN AMRO BANK N.V.
   ------------------

   Domestic Lending Office:        ABN AMRO Bank N.V.
                                   One Ravinia Dr. Suite 1200
                                   Atlanta, GA 30346

   Eurodollar Lending Office:      ABN AMRO Bank N.V.
                                   One Ravinia Dr. Suite 1200
                                   Atlanta, GA 30346

   Address for Notices:            ABN AMRO Bank N.V.
                                   One Ravinia Dr. Suite 1200
                                   Atlanta, GA 30346
                                   Attention:  Reenie Williamson
                                   Telecopy:  (770) 395-9188
                                   Confirmation:  (770) 395-7990

   ARAB BANK PLC, GRAND CAYMAN BRANCH
   ----------------------------------

   Domestic Lending Office:        Arab Bank Plc, Grand Cayman
                                     Branch
                                   520 Madison Avenue
                                   New York, NY  10022

   Eurodollar Lending Office:      Arab Bank Plc, Grand Cayman
                                     Branch
                                   520 Madison Avenue
                                   New York, NY  10022

   Address for Notices:            Arab Bank Plc, Grand Cayman
                                     Branch
                                   520 Madison Avenue
                                   New York, NY  10022
                                   Attention:  Justo Huapaya
                                   Telecopy:  (212) 593-4632
                                   Confirmation:  (212) 715-9713

   BANCA MONTE DEI PASCHI DI SIENA SPA
   -----------------------------------

   Domestic Lending Office:        Banca Monte Dei Paschi di Siena SpA
                                   245 Park Avenue-26th floor
                                   New York, NY  10167

   Eurodollar Lending Office:      Banca Monte Dei Paschi di Siena SpA
                                   245 Park Avenue-26th floor
                                   New York, NY  10167

   Address for Notices:            Banca Monte Dei Paschi di Siena SpA
                                   245 Park Avenue-26th floor
                                   New York, NY  10167
                                   Attention:  Mei Tam
                                   Telecopy:
                                   Confirmation:

                                   Attention:  Janet Leung
                                   Telecopy:
                                   Confirmation:

   BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION
   ------------------------------------------------------

   Domestic Lending Office:        Bank of America National Trust
                                     and Savings Association
                                   555 S. Flower Street
                                   Mail Code 5618
                                   Los Angeles, CA  90071

   Eurodollar Lending Office:      Bank of America National Trust
                                     and Savings Association
                                   1850 Gateway Blvd., 4th Floor
                                   Concord, CA  94520

   Address for Notices:            Bank of America National Trust
                                     and Savings Association
                                   333 South Beaudry, 19th floor
                                   Los Angeles, CA  90071
                                   Attention:  Pat Castro
                                   Telecopy:  (213) 345-6550
                                   Confirmation:  (213) 345-7028


   THE BANK OF NEW YORK
   --------------------

   Domestic Lending Office:        The Bank of New York
                                   One Wall Street, 22nd Floor
                                   New York, NY  10286


   Eurodollar Lending Office:      The Bank of New York
                                   One Wall Street, 22nd Floor
                                   New York, NY  10286

   Address for Notices:            The Bank of New York
                                   One Wall Street
                                   New York, NY  10286
                                   Attention: Annette Megargel
                                   Telecopy: (212) 635-6877
                                   Confirmation: (212) 635-6780

   THE BANK OF NOVA SCOTIA
   -----------------------

   Domestic Lending Office:        The Bank of Nova Scotia
                                   600 Peachtree Street NE
                                   Suite 2700
                                   Atlanta, GA  30808

   Eurodollar Lending Office:      The Bank of Nova Scotia
                                   600 Peachtree Street NE
                                   Suite 2700
                                   Atlanta, GA  30808

   Address for Notices:            The Bank of Nova Scotia
                                   (Atlanta)
                                   600 Peachtree Street
                                   Suite 2700
                                   Atlanta, GA  30308
                                   Attention:  Jeffrey Jones
                                   Telecopy:  (404) 888-8998
                                   Confirmation:  (408) 877-1549



   BANK OF TOKYO-MITSUBISHI TRUST COMPANY
   --------------------------------------

   Address for Notices:            Bank of Tokyo-Mitsubishi Trust Company
                                   1251 Avenue of the Americas
                                   12th Floor
                                   New York, NY  10020-1104
                                   Attention:  Rolando Uy
                                   Telecopy:  (212) 766-3127
                                   Confirmation:  (212) 766-3157



   BANK ONE, TEXAS, N.A.
   ---------------------

   Domestic Lending Office:        Bank One, Texas, N.A.
                                   500 Throckmorton
                                   Fort Worth, TX  76102

   Eurodollar Lending Office:      Bank One, Texas, N.A.
                                   500 Throckmorton
                                   Fort Worth, TX  76102

   Address for Notices:            Bank One, Texas, N.A. (Dallas)
                                   PO Box 901008
                                   Fort Worth, TX  76101
                                   Attention:  Cheryl Bradford
                                   Telecopy:  (817) 884-4651
                                   Confirmation:  (817) 884-4358

BANQUE NATIONALE DE PARIS-HOUSTON AGENCY
----------------------------------------

Domestic Lending Office:           Banque Nationale de Paris-Houston Agency
                                   333 Clay Street, Suite 3400
                                   Houston, TX 77002

Eurodollar Lending Office:         Banque Nationale de Paris-Houston Agency
                                   333 Clay Street, Suite 3400
                                   Houston, TX 77002

Address for Notices:               Banque Nationale de Paris-Houston Agency
                                   333 Clay Street, Suite 3400
                                   Houston, TX 77002
                                   Attention:  Donna Rose
                                   Telecopy:  (713) 659-1414
                                   Confirmation:  (314) 951-1240

BARNETT BANK, N.A.
------------------

Domestic Lending Office:           Barnett Bank, N.A.
                                   50 North Laura Street
                                   Jacksonville, AZ  32202

Eurodollar Lending Office:         Barnett Bank, N.A.
                                   50 North Laura Street
                                   Jacksonville, AZ  32202

Address for Notices:               Barnett Bank, N.A.
                                   50 North Laura Street
                                   Jacksonville, AZ  32202
                                   Attn:  Stacy Flye
                                   Telecopy:  (904) 464-5552
                                   Confirmation:  (904) 464-5050

   CITIBANK, N.A.
   --------------

   Domestic Lending Office:        Citibank, N.A.
                                   399 Park Avenue
                                   8th Floor Zone 6
                                   New York, NY 10043

   Eurodollar Lending Office:      Citibank, N.A.
                                   399 Park Avneue
                                   8th Floor Zone 6
                                   New York, NY 10043

   Address for Notices:            Citicorp
                                   399 Park Avenue
                                   8th Floor Zone 6
                                   New York, NY 10043
                                   Attention:  Margaret Au Brown
                                   Telecopy:  (212) 793-3053
                                   Confirmation:  (212) 559-0501


   COMERICA BANK
   -------------

   Domestic Lending Office:        Comerica Bank
                                   PO Box 75000
                                   Detroit, MI 48275-3266

   Eurodollar Lending Office:      Comerica Bank
                                   PO Box 75000
                                   Detroit, MI 48275-3266

   Address for Notices:            Comerica Bank
                                   PO Box 75000
                                   Detroit, MI 48275-3266
                                   Attention:  Regina C. McGuire
                                   Telecopy: (313) 222-3420
                                   Confirmation:  (313) 222-7805

   CORESTATES BANK, N.A.
   ---------------------

   Domestic Lending Office:        CoreStates Bank, N.A.
                                   1339 Chestnut Street
                                   P.O. 1-8-3-22
                                   Philadelphia, PA 19101

   Eurodollar Lending Office:      CoreStates Bank, N.A.
                                   1339 Chestnut Street
                                   P.O. 1-8-3-22
                                   Philadelphia, PA 19101

   Address for Notices:            CoreStates Bank, N.A.
                                   Centre Square Building
                                   1500 Market Street
                                   Philadelphia, PA 19101
                                   Attention:  Rosemary Hart
                                   Telecopy:  (215) 973-2045
                                   Confirmation: (215) 786-8606


   CRESTAR BANK
   ------------

   Domestic Lending Office:        Crestar Bank
                                   919 East Main Street
                                   Richmond, VA 23219

   Eurodollar Lending Office:      Crestar Bank
                                   919 East Main Street
                                   Richmond, VA 23219


   Address for Notices:            Crestar Bank
                                   919 East Main Street
                                   Richmond, VA 23219
                                   Attention:  Shirley P. Elliot
                                   Telecopy:  (804) 782-5413
                                   Confirmation: (804) 782-5239

   THE DAI-ICHI KANGYO BANK, LIMITED, ATLANTA AGENCY
   -------------------------------------------------

   Domestic Lending Office:        Dai Ichi Kangyo Bank (Atlanta)
                                   285 Peachtree St., Suite 2400
                                   Atlanta, GA  30303

   Eurodollar Lending Office       Dai Ichi Kangyo Bank (Atlanta)
                                   285 Peachtree St., Suite 2400
                                   Atlanta, GA  30303

   Address for Notices:            Dai Ichi Kangyo Bank (Atlanta)
                                   285 Peachtree Center Ave
                                   Suite 2400
                                   Atlanta, GA  30303
                                   Attention:  Percy Lee
                                   Telecopy:  (404) 222-9556
                                   Confirmation:  (404) 581-0200



   DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN ISLANDS BRANCHES
   ---------------------------------------------------------

   Domestic Lending Office:        Deutsche Bank AG,
                                    New York Branch
                                   31 West 52nd Street
                                   New York, NY  10019

   Eurodollar Lending Office:      Deutsche Bank, AG,
                                    Cayman Islands Branch
                                   31 West 52nd Street
                                   New York, NY  10019

   Address for Notices:            Deutsche Bank AG,
                                    New York Branch
                                   31 West 52nd Street
                                   New York, NY  10019
                                   Attention: Richard Agnolet
                                   Telecopy:  (212) 469-4139
                                   Confirmation:  (212) 469-4113

   FIRST AMERICAN NATIONAL BANK
   ----------------------------

   Domestic lending Office:        First American National Bank
                                   327 Union Street
                                   Nashville, TN  37237

   Eurodollar Lending Office:      First American National Bank
                                   327 Union Street
                                   Nashville, TN  37237

   Address for Notices:            First American National Bank
                                   (Nashville)
                                   First American Center, 2nd Floor
                                   Nashville, TN  37237
                                   Attention:  Frenisa Joy
                                   Telecopy:  (615) 748-6098
                                   Confirmation:  (615) 748-6747



   THE FIRST NATIONAL BANK OF CHICAGO
   ----------------------------------

   Domestic Lending Office:        The First National Bank of Chicago
                                   First National Plaza
                                   Mail Suite 0091
                                   Chicago, IL  60670-0091

   Eurodollar Lending Office:      The First National Bank of Chicago
                                   First National Plaza
                                   Mail Suite 0091
                                   Chicago, IL  60670-0091

   Address for Notices:            The First National Bank of Chicago
                                   First National Plaza
                                   Mail Suite 0091
                                   Chicago, IL  60670-0091
                                   Attention:  Cathy Blomquist
                                   Telecopy:  (312) 732-2016
                                   Confirmation:  (312) 732-4967

   FIRST UNION NATIONAL BANK OF NORTH CAROLINA
   -------------------------------------------

   Domestic Lending Office:        First Union National
                                     Bank of North Carolina
                                   One First Union Center
                                   301 S. College Street
                                   Charlotte, NC  28288

   Eurodollar Lending Office:      First Union National
                                     Bank of North Carolina
                                   One First Union Center
                                   301 S. College Street
                                   Charlotte, NC  28288

   Address for Notices:            First Union National Bank
                                   150 4th Ave. North, 2nd Floor
                                   Nashville, TN  37219
                                   Attention:  Carolyn Hannon
                                   Telecopy:  (615) 251-9247
                                   Confirmation:  (615) 251-9374


   FLEET NATIONAL BANK
   -------------------

   Domestic Lending Office:        Fleet Bank (Boston)
                                   75 State Street
                                   Mail Stop MABOF04A
                                   Boston, MA  02109

   Eurodollar Lending Office:      Fleet Bank (Boston)
                                   75 State Street
                                   Mail Stop MABOF04A
                                   Boston, MA  02109

   Address for Notices:            Fleet National Bank
                                   75 State Street
                                   Mail Stop MABOF04A
                                   Boston, MA  02109
                                   Attention:  Paula M. St Amand
                                   Telecopy:  (617) 346-1637
                                   Confirmation:  (617) 346-0610

   THE FUJI BANK LIMITED
   ---------------------

   Domestic Lending Office:        The Fuji Bank, Limited
                                   245 Peachtree Center Avenue, NE,
                                     Suite 2100
                                   Atlanta GA  30303-1208


   Eurodollar Lending Office:      The Fuji Bank, Limited
                                   245 Peachtree Center Avenue, NE,
                                     Suite 2100
                                   Atlanta GA  30303-1208

   Address for Notices:            The Fuji Bank, Limited
                                   245 Peachtree Center Avenue, NE,
                                     Suite 2100
                                   Atlanta GA  30303-1208
                                   Attention:  Connie Fowls
                                   Telecopy:  (404) 653-2119
                                   Confirmation: (404) 215-3304


                                   Credit Contact:
                                   The Fuji Bank, Limited
                                   245 Peachtree Center Avenue, NE,
                                     Suite 2100
                                   Atlanta GA  30303-1208
                                   Attention: David Hart



   THE INDUSTRIAL BANK OF JAPAN, LIMITED, ATLANTA AGENCY
   -----------------------------------------------------

   Domestic Lending Office:        The Industrial Bank of Japan,
                                     Limited, Atlanta Agency
                                   191 Peachtree Street, N.E.,
                                   Suite 3600
                                   Atlanta, GA 30303

   Eurodollar Lending Office:      The Industrial Bank of Japan,
                                     Limited, Atlanta Agency
                                   191 Peachtree Street, N.E.,
                                   Suite 3600
                                   Atlanta, GA 30303

   Address for Notices:            The Industrial Bank of Japan,
                                     Limited, Atlanta Agency
                                   191 Peachtree Street, N.E.,
                                   Suite 3600
                                   Atlanta, GA  30303
                                   Attention:  Takahiro Hoshino
                                   Telecopy:  (404) 577-6818
                                   Confirmation:  (404) 420-3306

   KEYBANK NATIONAL ASSOCIATION
   ----------------------------

   Domestic Lending Office:        Keybank National Association
                                   127 Public Square
                                   Cleveland, OH 44114

   Eurodollar Lending Office:      Keybank National Association
                                   127 Public Square
                                   Cleveland, OH 44114


   Address for Notices:            Keybank National Association
                                   127 Public Square
                                   Cleveland, OH 44114
                                   Attention:  Kathy Koenig
                                   Telecopy:  (216) 689-4981
                                   Confirmation:  (216) 689-4228



   THE MITSUBISHI TRUST AND BANKING CORPORATION
   --------------------------------------------

   Domestic Lending Office:        The Mitsubishi Trust and
                                     Banking Corporation
                                   520 Madison Avenue
                                   25th Floor
                                   New York, NY  10022

   Eurodollar Lending Office:      The Mitsubishi Trust and
                                     Banking Corporation
                                   520 Madison Avenue
                                   25th Floor
                                   New York, NY  10022

   Address for Notices:            The Mitsubishi Trust and
                                     Banking Corporation
                                   520 Madison Avenue, 25th floor
                                   New York, NY  10022
                                   Attention:  Kathy Han
                                   Telecopy:  (212) 755-2349
                                   Confirmation:  (212) 891-8262

   THE MITSUI TRUST AND BANKING COMPANY, LIMITED, NEW YORK BRANCH
   --------------------------------------------------------------

   Domestic Lending Office:        The Mitsui Trust & Banking Co.,
                                     Ltd., New York Branch
                                   1251 Avenue of the Americas,
                                   39th floor
                                   New York, NY 10020


   Eurodollar Lending Office:      The Mitsui Trust & Banking Co.,
                                     Ltd., New York Branch
                                   1251 Avenue of the Americas,
                                   39th floor
                                   New York, NY 10020


   Address for Notices:            The Mitsui Trust & Banking Co.,
                                     Ltd., New York Branch
                                   1251 Avenue of the Americas,
                                   39th floor
                                   New York, NY 10020
                                   Attention:
                                   Telecopy:
                                   Confirmation:


   MORGAN GUARANTY TRUST COMPANY OF NEW YORK
   -----------------------------------------

   Domestic Lending Office:        Morgan Guaranty Trust Company
                                     of New York
                                   60 Wall Street
                                   New York, NY  10260

   Eurodollar Lending Office:      Morgan Guaranty Trust Company
                                     of New York
                                   c/o J.P. Morgan Services Inc.
                                   Loan Operations, 3rd Floor
                                   500 Stanton Christiana Road
                                   Newark, DE  19713

   Address for Notices:            Multi-Option Unit - Loan Department
                                   c/o J.P. Morgan Services, Inc.
                                   500 Stanton Christiana Road
                                   Newark, DE  19713
                                   Attention: Mark Connor
                                   Telecopy:  (302) 634-4218
                                   Confirmation:  (302) 634-1852

   NATIONAL CITY BANK OF KENTUCKY
   ------------------------------

   Domestic Lending Office:        National City Bank of Kentucky
                                   101 South Fifth Street
                                   Louisville, KY  40202

   Eurodollar Lending Office:      National City Bank of Kentucky
                                   101 South Fifth Street
                                   Louisville, KY  40202

   Address for Notices:            National City Bank of Kentucky
                                   101 South Fifth Street
                                   Louisville, KY  40202
                                   Attention:  Deroy Scott
                                   Telecopy:  (502) 581-4424
                                   Confirmation:  (502) 581-7821

                                   National City Bank of Kentucky
                                   101 South Fifth Street
                                   Louisville, KY  40202
                                   Attention:  Debbie Wilkerson
                                   Telecopy:  (502) 581-4079
                                   Confirmation:  (502) 581-6431


   NATIONSBANK, N.A.
   -----------------

   Domestic Lending Office:        NationsBank, N.A.
                                   Corporate Credit Services
                                   101 N. Tryon
                                   Charlotte, NC  28255

   Eurodollar Lending Office:      NationsBank, N.A.
                                   Corporate Credit Services
                                   101 N. Tryon
                                   Charlotte, NC  28255

   Address for Notices:            NationsBank, N.A.
                                   Corporate Credit Services
                                   101 N. Tryon
                                   Charlotte, NC  28255
                                   Attention:  Jacquetta Banks
                                   Telecopy:  (704) 386-8694
                                   Confirmation: (704) 388-1111

                                   NationsBank, N.A.
                                   1 NationsBank Plaza, 5th floor
                                   Nashville, TN 37239
                                   Attention: Kevin Wagley
                                   Telecopy: (615) 749-4640
                                   Confirmation: (615) 749-3802

   THE NORINCHUKIN BANK NEW YORK
   -----------------------------

   Domestic Lending Office:        The Norinchukin Bank, New York
                                   245 Park Avenue, 29th floor
                                   New York, NY 10167-0104

   Eurodollar Lending Office:      The Norinchukin Bank, New York
                                   245 Park Avenue, 29th floor
                                   New York, NY 10167-0104

   Address for Notices:            The Norinchukin Bank, New York
                                   245 Park Avenue, 29th floor
                                   New York, NY 10167-0104
                                   Attention:  Kelly Shi
                                   Telecopy:
                                   Confirmation:


   THE NORTHERN TRUST COMPANY
   --------------------------

   Domestic Lending Office:        The Northern Trust Company
                                   50 South La Salle Street
                                   Chicago, IL  60675

   Eurodollar Lending Office:      The Northern Trust Company
                                   50 South La Salle Street
                                   Chicago, IL  60675

   Address for Notices:            The Northern Trust Company
                                   50 South La Salle Street, B-11
                                   Chicago, IL  60675
                                   Attention:  Linda Honda
                                   Telecopy:  (312) 630-1566
                                   Confirmation:  (312) 444-3532


   PNC BANK, KENTUCKY, INC.
   ------------------------

   Domestic Lending Office:        PNC Bank, Kentucky, Inc.
                                   Citizens Plaza
                                   Louisville, KY  40296

   Eurodollar Lending Office:      PNC Bank, Kentucky, Inc.
                                   Citizens Plaza
                                   Louisville, KY  40296

   Address for Notices:            PNC Bank
                                   500 W. Jefferson Street
                                   Louisville, KY  40296
                                   Attention:  Karen Carter
                                   Telecopy:  (502) 581-2302
                                   Confirmation: (502) 581-3248

   THE SAKURA BANK, LTD. NEW YORK BRANCH
   -------------------------------------

   Domestic Lending Office:        The Sakura Bank, Ltd.
                                     New York Branch
                                   277 Park Avenue
                                   New York, NY  10172

   Eurodollar Lending Office:      The Sakura Bank, Ltd.
                                     New York Branch
                                   277 Park Avenue
                                   New York, NY  10172

   Address for Notices:            The Sakura Bank, Ltd.
                                     New York Branch
                                   277 Park Avenue, 45th Floor
                                   New York, NY  10172
                                   Attention:  Patricia Walsh
                                   Telecopy:  (212) 756-6781
                                   Confirmation:  (212) 756-6788


   THE SUMITOMO BANK, LIMITED
   --------------------------

   Domestic Lending Office:        The Sumitomo Bank Limited,
                                     New York Branch
                                   One World Trade Center
                                   Suite 9651
                                   New York, NY  10048

   Eurodollar Lending Office:      The Sumitomo Bank Limited,
                                     New York Branch
                                   One World Trade Center
                                   Suite 9651
                                   New York, NY  10048

   Address for Notices:            The Sumitomo Bank Limited,
                                     New York Branch
                                   One World Trade Center
                                   New York, NY  10048
                                   Attention:  Jessica Farfan
                                   Telecopy:  (212) 224-5197
                                   Confirmation:  (212) 224-4132

   THE SUMITOMO TRUST & BANKING CO., LTD., NEW YORK BRANCH
   -------------------------------------------------------

   Domestic Lending Office:        Sumitomo Trust & Banking (New York)
                                   527 Madison Avenue, 8th Floor
                                   New York, NY  10022

   Eurodollar Lending Office:      Sumitomo Trust & Banking (New York)
                                   527 Madison Avenue, 8th Floor
                                   New York, NY  10022

   Address for Notices:            Sumitomo Trust & Banking (New York)
                                   527 Madison Avenue, 8th Floor
                                   New York, NY  10022
                                   Attention:  Charlotte Young
                                   Telecopy:  (212) 373-5797
                                   Confirmation:  (212) 326-0631


   SUNTRUST BANK, NASHVILLE, N.A.
   -------------------------------

   Domestic Lending Office:        Suntrust Bank, Nashville, N.A.
                                   201 Fourth Avenue North
                                   Nashville, TN  37244

   Eurodollar Lending Office:      Suntrust Bank, Nashville, N.A.
                                   201 Fourth Avenue North
                                   Nashville, TN  37244

   Address for Notices:            Suntrust Bank, Nashville, N.A.
                                   201 Fourth Avenue North
                                   Nashville, TN  37244
                                   Attention:  Mark Mattson
                                   Telecopy:  (615) 748-5161
                                   Confirmation:  (615) 748-4831


   THE TOKAI BANK, LIMITED, NEW YORK BRANCH
   ----------------------------------------

   Domestic Lending Office:        The Tokai Bank, Ltd.
                                     New York Branch
                                   55 East 52nd Street
                                   New York, NY  10055

   Eurodollar Lending Office:      The Tokai Bank, Ltd.
                                     New York Branch
                                   55 East 52nd Street
                                   New York, NY  10055

   Address for Notices:            The Tokai Bank, Ltd.
                                     New York Branch
                                   55 East 52nd Street
                                   New York, NY  10055
                                   Attention:  Eva Cordova
                                   Telecopy:  (212) 754-2171
                                   Confirmation:  (212) 339-1145

   TORONTO DOMINION (TEXAS), INC.
   ------------------------------

   Domestic Lending Office:        The Toronto-Dominion Bank,
                                     Houston Agency
                                   909 Fannin Street, Suite 1700
                                   Houston, TX  77010

   Eurodollar Lending Office:      The Toronto-Dominion Bank,
                                     Houston Agency
                                   909 Fannin Street, Suite 1700
                                   Houston, TX  77010

   Address for Notices:            The Toronto-Dominion Bank
                                   909 Fannin Street, Suite 1700
                                   Houston, TX  77010
                                   Attention:  Lisa Allison
                                   Telecopy:  (713) 951-9921
                                   Confirmation:  (713) 653-8244


   THE TOYO TRUST & BANKING CO., LTD.
   ----------------------------------

   Domestic Lending Office:        The Toyo Trust & Banking Co., Ltd.
                                   666 Fifth Avenue, 33rd floor
                                   New York, NY 10103

   Eurodollar Lending Office:      The Toyo Trust & Banking Co., Ltd.
                                   666 Fifth Avenue, 33rd floor
                                   New York, NY 10103

   Address for Notices:            The Toyo Trust & Banking Co., Ltd.
                                   666 Fifth Avenue, 33rd floor
                                   New York, NY 10103
                                   Attention:  Deborah Wylie
                                   Telecopy:  (212) 977-5611
                                   Confirmation:  (212) 307-3400

   UNION BANK OF SWITZERLAND, NEW YORK BRANCH
   ------------------------------------------

   Domestic Lending Office:        Union Bank of Switzerland, New York
                                   Branch
                                   299 Park Avenue
                                   New York, NY 10171

   Eurodollar Lending Office:      Union Bank of Switzerland, New York
                                   Branch
                                   299 Park Avenue
                                   New York, NY 10171

   Address for Notices:            Union Bank of Switzerland, New York
                                   Branch
                                   299 Park Avenue
                                   New York, NY 10171
                                   Attention: Leo L. Baltz
                                   Telecopy: (212) 821-3914
                                   Confirmation: (212) 821-5372

                                   Attention: Stephen A. Cayer
                                   Telecopy: (212) 821-3914
                                   Confirmation: (212) 821-6265



   UNION PLANTERS BANK OF MIDDLE TENNESSEE, N.A.
   ---------------------------------------------

   Domestic Lending Office:        Union Planters National Bank
                                   401 Union Street, Second Floor
                                   Nashville, TN  37219

   Eurodollar Lending Office:      Union Planters National Bank
                                   401 Union Street, Second Floor
                                   Nashville, TN  37219

   Address for Notices:            Union Planters Bank of Middle
                                   Tennessee, N.A.
                                   401 Union Street
                                   Nashville, TN  37219
                                   Attention: Steve Koenig
                                   Telecopy: (615) 726-4274
                                   Confirmation: (615) 726-4257

   WACHOVIA BANK OF GEORGIA, N.A.
   ------------------------------

   Domestic Lending Office:        Wachovia Bank of Georgia, N.A.
                                   191 Peachtree Street, N.E.
                                   Atlanta, GA  30303

   Eurodollar Lending Office:      Wachovia Bank of Georgia, N.A.
                                   191 Peachtree Street, N.E.
                                   Atlanta, GA  30303

   Address for Notices:            Wachovia Bank of Georgia, N.A.
                                   191 Peachtree Street, N.E.
                                   Atlanta, GA  30303
                                   Attention:  Cheryl Hawks
                                   Telecopy:  (404) 332-5016
                                   Confirmation:  (404) 332-

   WELLS FARGO BANK, N.A.
   ----------------------

   Address for Notices:            Wells Fargo Bank, N.A.
                                   201 Third Street, MAC 0187-081
                                   San Francisco, CA 94103
                                   Attention:  Terrie Melgar
                                   Telecopy:  (415) 979-0675
                                   Confirmation:  (415) 477-5421

                                                                      SCHEDULE V
                                                                      ----------



                                  LITIGATION



Cain, Marilyn, Leonard Womack, Mary Quimby, Patti Passman, Kathie Evans and Bobbi R. Fitzpatrick,

     Plaintiffs


     v.


Healthtrust, Inc. - The Hospital Company, Kenneth George, Thomas Schleck and Leo Contois

     Defendant



Case No. 2:96CV149 (Fed. Ct., E.D. of Texas, Marshall Division)